UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 1, 2023
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01    Regulation FD Disclosure.
On June 1, 2023, GenesisCare USA, Inc. and its affiliates (“GenesisCare”), sponsor and owner of the tenant of certain real estate properties owned by Sila Realty Trust, Inc. (the “Company”), announced that it filed for Chapter 11 bankruptcy protection under the United States Bankruptcy Code. GenesisCare operates, among other facilities throughout the U.S. and internationally, 17 radiation oncology and related use properties that are owned by the Company, all of which are located in the U.S. According to the publicly filed bankruptcy documents, GenesisCare is seeking U.S. bankruptcy court approval to access already sourced debtor-in-possession financing to (a) continue to operate its business in the near term, (b) rescue the global cost base of GenesisCare, (c) run a sale process for the U.S. arm of the GenesisCare business, and (d) maximize the value of GenesisCare. GenesisCare has stated that it has a plan for reorganization and describes a general timeframe which includes a sale of the U.S. business of GenesisCare within a 6 month period.
In connection with its bankruptcy filings on June 1, 2023, GenesisCare is seeking U.S. bankruptcy court approval to reject certain unexpired real property leases. The lease obligations with the Company have not been included in any motions GenesisCare has filed. GenesisCare has met its lease payment obligations due to the Company through May 2023. The Company has engaged legal counsel in connection with the GenesisCare bankruptcy filing and will closely monitor any reorganization process.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: June 5, 2023	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer